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                                                       EXHIBIT 10.10.U; PAGE 1

                       10% TWO-YEAR CONVERTIBLE TERM NOTE

$200,000                                                      JANUARY 26, 1998

         ELECTROPURE, INC., a California corporation (the "COMPANY"), for the value received, hereby unconditionally and absolutely promises to pay to the order of ANTHONY M. FRANK, an individual, or holder (the "HOLDER"), upon presentation and surrender of this Note at its office at 23251 Vista Grande, Suite A, Laguna Hills, California 92653, or such other place as the Company may, from time to time, designate, the sum of TWO HUNDRED THOUSAND DOLLARS ($200,000), in lawful money of the United States, on January 26, 2000, or if such day is not a regular business day, then on the next business day thereafter (the "Maturity Date"). Accrued interest shall be paid semi-annually in accordance with the terms set forth in Section 2 hereof.

         1. CONVERSION.

              (a) The Holder of this Note shall have the right, at his option, at any time up until 5:00 P.M. Los Angeles time on the fifth (5th) day immediately before the Maturity Date (except that, with respect to any portion of this Note which shall be called for prepayment, such right shall as to such portion terminate at 5:00 P.M. Los Angeles time on the fifth (5th) day immediately prior to the Prepayment Date (as defined in Section 2 hereof)), to convert all or any portion of this Note, including interest accrued thereon, subject to the terms and provisions of this Section 1, into Electropure, Inc. Common Stock (the "Conversion Shares") at and having a value equal to 72.5% of the Fair Market Value (as hereinafter defined) of such Common Stock (the "Conversion Price").

         The Conversion Shares shall have the rights, preferences and privileges set forth in APPENDIX ONE hereto.

              (b) As promptly as practicable after the surrender, as herein provided, of this Note for conversion, the Company shall deliver or cause to be delivered, to or upon the written order of the Holder of this Note so surrendered, certificates representing the number of full shares into which this Note or any portion thereof may be converted in accordance with the provisions of this Section 1, together with any check in payment for fractional shares. Such conversion shall be deemed to have been made at the close of business on the date that this Note shall have been received by the Company for conversion, with a written Notice of Conversion duly executed, in satisfactory form for conversion, so that the rights of the Holder of this Note as a Noteholder, to




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                                                       EXHIBIT 10.10.U; PAGE 2

the extent of that portion of the Note so converted, shall cease at such time and, subject to the following provisions of this Section 1(b). If this Note shall be converted in part only, Electropure, Inc. shall, upon surrender of this Note for cancellation, execute and deliver a new Note evidencing the rights of the Holder thereof with regard to that portion of the Note not converted. The person or persons entitled to receive the Conversion Shares of Common Stock upon conversion of this Note shall be treated for all purposes as having become the record holder or holders of such Shares of Common Stock at such time and such conversion shall be at the Conversion Price in effect at such time; provided, however, that no such surrender upon voluntary conversion on any date when the stock transfer books of the Company shall be closed shall be effective to constitute the person or persons entitled to receive the Shares of Common Stock upon such conversion as the record holder or holders of such Shares of Common Stock on such date, but such surrender shall be effective to constitute the person or persons entitled to receive such Shares of Common Stock as the record holder or holders thereof for all purposes at the close of business on the next succeeding day on which such stock transfer books are open; and such conversion shall be at the Conversion Price in effect on the date that this Note shall have been surrendered for conversion in satisfactory form for conversion, as if the stock transfer books of the Company had not be closed.

              (c) No adjustment in respect of declared but unpaid cash dividends on the Common Stock shall be made upon the conversion of this Note.

         2. PAYMENTS AND PREPAYMENTS.

              (a) All payment and prepayments of principal and interest shall be made in immediately available funds to the Holder at his business address at 101 California Street, Suite 2050, San Francisco, California 94111.

              (b) The unpaid principal amount of the Note from time to time outstanding shall bear interest from the date of this Note at the rate of Ten Percent (10%) per annum until paid. Accrued interest shall be paid on the last day of January, beginning on January 31, 1999. Interest shall be computed for the actual number of days elapsed on the basis of a year consisting of 360 days.

              (c) The Company may prepay at any time all or any part of this Note by notifying the Holder in writing at least fifteen (15) days in advance of the proposed date for prepayment (the "Repayment Date"). The notice shall state:

                  (1) The Repayment Date;



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                                                       EXHIBIT 10.10.U; PAGE 3

                  (2) that the portion of the Note to be repaid may be converted at any time before 5:00 P.M. Los Angeles time on the fifth (5th) day immediately prior to the Repayment Date;

                  (3) that Holders who want to convert any portion of this Note must satisfy the requirements in Section (1) hereof;

                  (4) the Note called for repayment must be surrendered to the Company to collect the amount being prepaid, and if less than the entire principal amount is being repaid, to receive a new Note for the remaining balance; and

                  (5) that interest on the portion of the Note called for repayment ceases to accrue on and after the Repayment Date.

              (d) Once notice of prepayment is mailed, the part of this Note called for prepayment, unless converted, becomes due and payable on the Repayment Date. Upon surrender to the Company, such part of this Note shall be paid at the Repayment Date, plus accrued interest on the portion of the principal being prepaid to the Prepayment Date.

              (e) Upon surrender of this Note to be prepaid in part, the Company shall issue to the Holder a new Note equal in principal amount to the nonprepaid portion of this Note surrendered.

        3. FAIR MARKET VALUE OF THE COMMON STOCK.

              (a) The Fair Market Value for the Common Stock shall be the average of the following prices for the 30 consecutive trading days before the Conversion Date.

                  (1) If the Common Stock is listed on a National Securities Exchange or admitted to unlisted trading privileges on such exchange or listed for trading on the NASDAQ system, the last reported sale price of the Common Stock on such exchange or system on each such trading day or if no such sale is made (or reported) on such day, the average closing bid and asked prices for such day on such exchange or system; or

                  (2) If the Common Stock is not so listed or admitted to unlisted trading privileges, the current market value shall be the mean of the last reported bid and asked prices reported by the Electronic Bulletin Board or National Quotation Bureau, Inc. on each such trading day.

              (b) If the Common Stock is not so listed or admitted to unlisted trading privileges and bid and asked prices are not so reported, the Fair Market Value of the Common



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                                                       EXHIBIT 10.10.U; PAGE 4

Stock shall be an amount, not less than book value thereof as at the end of the most recent fiscal year of the Company ending prior to the Conversion Date, determined in such reasonable manner as may be prescribed by the Board of Directors of the Company.

        4. NOTICES TO NOTEHOLDER.
        -------------------------

           So long as this Note shall be outstanding, if the Company (i) shall pay any dividend or make any distribution upon the Company Stock or (ii) shall offer to the holders of Common Stock for subscription or purchase by them any share of any class or any other rights or (iii) shall effect a capital reorganization, reclassification of capital stock, consolidation or merger with or into another corporation, sale, lease or transfer of all or substantially all of the property and assets of the Company to another corporation, or voluntary or involuntary dissolution, liquidation or winding up of the Company, then in any such case, the Company shall cause to be mailed by certified mail to the Holder, at least fifteen days prior to the date specified in (x) or (y) below, as the case may be, a notice containing a brief description of the proposed action and stating the date on which (x) a record is to be taken for the purpose of such dividend, distribution or rights, or (y) such reclassification, reorganization, consolidation, merger, conveyance, lease, dissolution, liquidation or winding up is to take place and the date, if any is to be fixed, as of which the holders of Common Stock or other securities shall receive cash or other property deliverable upon such reclassification, reorganization, consolidation, merger, conveyance, dissolution, liquidation or winding up.

        5. RECLASSIFICATION, REORGANIZATION OR MERGER.
        ----------------------------------------------

           In case of any reclassification, capital reorganization or other change of outstanding shares of Common Stock of the Company, or in case of any consolidation or merger of the Company with or into another corporation(other than a merger with a subsidiary in which merger the Company is the continuing corporation and which does not result in any reclassification, capital reorganization or other change of outstanding shares of Common Stock of the class issuable upon conversion of this Note) or in case of any sale, lease or conveyance to another corporation of the property of the Company as an entirety, the Company shall, as a condition precedent to such transaction, cause effective provisions to be made so that the Holder shall have the right thereafter by converting this Note at any time prior to the payment in full of the Note, to acquire the kind and amount of shares of stock and other securities and property receivable upon such reclassification, capital reorganization and other change, consolidation, merger, sale or conveyance by a holder of the number of shares of Common Stock which might have been acquired upon conversion of this



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                                                       EXHIBIT 10.10.U; PAGE 5

Note immediately prior to such reclassification, change, consolidation, merger, sale or conveyance. Any such provisions shall include provisions for adjustments which shall be as nearly equivalent as may be practicable to the adjustments provided for in this Note. The foregoing provisions of this Section 5 shall similarly apply to successive reclassifications, capital reorganizations and changes of shares of Common Stock and to successive consolidations, mergers, sales or conveyances.


         6. REGISTRATION UNDER THE SECURITIES ACT OF 1933.
         -------------------------------------------------

              (a) As soon as possible after the date hereof the Company shall, only on one occasion, use its best efforts to file a registration statement (the "Registration Statement") pursuant to the Securities Act of 1933, as amended (the "Act"), to the end that the Conversion Shares may be sold under the Act as promptly as practicable thereafter and HOH will use its best efforts to cause such registration to become effective and continue to be effective (current) (including the taking of such steps as are necessary to obtain the removal of any stop order) for a period equal to the lesser of two (2) years or until the holder as advised the Company that all of the Shares have been sold; provided, that such Holder shall furnish the Company with appropriate information (relating to the intentions of such Holder) in connection therewith as the Company shall reasonably request in writing.

              (b) The following provision of this Section 6 shall also be applicable:

                  (i) Following the effective date of such registration statement, the Company shall upon the request of any owner of the Note and the Shares forthwith supply such a number of prospectuses meeting the requirements of the Act, as shall be requested by such owner to permit such holder to make a public offering of all the Shares from time to time offered or sold to such holder, provided that such holder shall from time to time furnish the Company with such appropriate information (relating to the intentions of such holder) in connection therewith as the Company shall request in writing.

                  (ii) The Company shall bear the entire cost and expense of any registration of securities under this Section 6 notwithstanding that other shares may be included in any such registration. Any holder whose Shares are included in any such registration statement pursuant to this Section 6 shall, however, bear the fees of his own counsel and any registration fees, transfer taxes or underwriting discounts or commissions applicable to the Shares sold by it pursuant thereto.




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                                                       EXHIBIT 10.10.U; PAGE 6

                  (iii) The Company shall indemnify and hold harmless the holder and any underwriter who may purchase from or sell for any such holder any Shares or from and against any and all losses, claims, damages and liabilities caused by any untrue statement or alleged untrue statement of a material fact contained in the registration statement or any post-effective amendment thereto under the Act or any prospectus included therein required to be filed or furnished by reason of this Section 6 or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein no misleading, except insofar as such losses, claims, damages or liabilities are caused by any such untrue statement or alleged untrue statement or omission or alleged omission based upon information furnished or required to be furnished in writing to the Company by such holder or underwriter expressly for use therein.

              The agreements of the Company with respect to the Shares in this
Section 6 shall continue in effect regardless of the conversion or payment of this Note.

         7. INVESTMENT.

              (a) By acceptance of this Note, the Holder agrees that this Note and the Conversion Shares (collectively, the "Securities") are acquired for the purpose of investment and not with a present view to the sale or distribution thereof and that, with respect to the Securities the Holder agrees to the following representations and covenants:

                  (1) The Securities are being acquired for the purpose of investment and not with a present view to the sale or distribution thereof.

                  (2) The recipient is familiar with the affairs and financial condition of the Company and is financially capable of holding this Note for investment.

                  (3) No sale, transfer, assignment, hypothecation or other disposition of the Securities will be made except (i) in a transaction in compliance with the registration requirements of the Act, or (ii) in a transaction pursuant to an exemption from the registration requirements of the Act, or (iii) in a transaction or under circumstances to which the registration requirements of the Act are not applicable.

              (b) The Securities and all agreements or certificates with respect to any Securities shall be subject to the following legend:

              `THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 ("ACT"). THEY MAY NOT BE SOLD,



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                                                       EXHIBIT 10.10.U; PAGE 7


              OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AS TO THE SECURITIES UNDER THE ACT OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED."

         8. RIGHT OF FIRST REFUSAL.
         --------------------------

              (a) If Holder proposes to engage in a bona fide Sale, directly or indirectly, to an unaffiliated, bona fide third party, any of the Shares, then prior to taking any such action, the Holder shall deliver to the Company a statement in writing (the "Statement") setting forth (i) the date of the Statement (the "Statement Date"); (ii) the manner in which the Sale is proposed to occur; (iii) the consideration for the Sale; (iv) the purchaser's name, address and telephone number; (v) the purchaser's willingness to supply any additional information about himself or itself as may be reasonably requested by the Company; and (vi) a copy of the related legally binding offer (the "Offer") of purchase. The Company shall thereupon have the irrevocable and exclusive option, but not the obligation (the "Option"), to purchase all of the Shares subject to the Option upon the same terms and conditions set forth in the Statement. The Option shall be exercised by the Company by giving notice (the "Option Notice") to the Holder, within 15 days following the date of the Statement, that the Company elects to exercise the Option. Upon exercise of the Option, the Holder shall have the obligation to consummate the Sale or and subject to the terms and conditions set forth in the Statement. Failure by the Company to exercise the Option to give an Option Notice shall be deemed an election by it not to exercise the Option. A Sale shall mean any sale of the Conversion Shares.

         9. EVENTS OF DEFAULT. If one or more of the following described events shall occur (each an "Event of Default"):

              (a) The Company shall fail to pay the principal of, or interest on, this Note within five (5) days after the Holder has given written notice to the Company that the same has become due; or

              (b) The Company shall fail to perform or observe any of the provisions contained in any Section of this Note and such failure shall continue for more than thirty (30) days after the Holder has given written notice to the Company; or

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                                                       EXHIBIT 10.10.U; PAGE 8

              (c) Any material representation or warranty made in writing by or on behalf of the Company in this Note shall prove to have been false or incorrect in any material respect, or omits to state a material fact required to be stated therein in order to make the statements contained therein, in the light of the circumstances under which made, not misleading, on the date as of which made, and the Company shall have failed to cure such false or incorrect statement within thirty (30) days after the Holder has given written notice to Borrower; or

              (d) The Company shall be adjudicated a bankrupt or insolvent, or admit in writing its inability to pay its debts as they mature, or make an assignment for the benefit of creditors; or the Company shall apply for or consent to the appointment of a receiver, trustee, or similar officer for it or for all or any substantial part of its property; or such receiver, trustee or similar officer shall be appointed without the application or consent of the Company and such appointment shall continue undischarged for a period of thirty
(30) days; or the Company shall institute (by petition, application, answer, consent or otherwise) any bankruptcy, insolvency, reorganization, arrangement, readjustment of debt, dissolution, liquidation or similar proceeding relating to it under the laws of any jurisdiction; or any such proceeding shall be instituted (by petition, application or otherwise) against the Company and shall remain undismissed for a period of ninety (90) days; or any judgment, writ, warrant of attachment or execution or similar process shall be issued or levied against a substantial part of the property of the Company and such judgment, writ, or similar process shall not be released, vacated or fully bonded within ninety (90) days after its issue or levy; or

              (e) The Company shall be enjoined, restrained or in any way prevented by a court order from continuing to conduct all or any material part of its business affairs;

              (f) Any suit, action or other proceeding (judicial or administrative) commenced against the Company, or with respect to any assets of the Company, shall threaten to have a material adverse effect on their future operations, including, without limitation a final judgment or settlement in excess of $25,000 in excess of insurance shall be entered in, or agreed to in respect of any such suit, action or proceeding.

         THEN, or at any time thereafter, and in each and every case:

                  (1) Where the Company is in default under the provisions of
Section 9(d) hereof, the entire unpaid principal amount of the Note, all interest accrued and unpaid thereon, and all other amounts payable to the Holder hereunder shall automatically become and be forthwith due



                                       11
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                                                       EXHIBIT 10.10.U; PAGE 9

and payable without offset or counterclaim of any kind and without presentment, demand, protest or notice of any kind, and without regard to the running of the statute of limitations, all of which are hereby expressly waived by the Company; and

                  (2) In any other case referred to in this Section 9, the Holder may, by written notice to the Company, declare the entire unpaid principal amount of this Note, all interest accrued and unpaid hereon, and all other amounts payable hereunder to be forthwith due and payable, whereupon the same shall become immediately due and payable, without offset or counterclaim of any kind and without presentment, demand, or protest, and without regard to the running of any statutes of limitation, all of which are hereby expressly waived by the Company.

              Any declaration made pursuant to Section 9(2) hereof is subject to the condition that, if at any time after the principal of this Note shall have become due and payable, and before any judgment or decree for the payment of the moneys so due, or any thereof, shall have been entered, all arrears of interest upon this Note (except that principal of this Note which by such declaration shall have become payable) shall have been duly paid, and every Event of Default shall have been made good, waived or cured, then and in every such case the Holder shall be deemed to have rescinded and annulled such declaration and its consequences; but no such rescission or annulment shall extend to or affect any subsequent Event of Default or impair any right consequent thereon.

         10. CORPORATE OBLIGATION.It is expressly understood that this Note is solely a corporate obligation of the Company and that any and all personal liability, either at common law or in equity, or by constitution or statute, of, and any and all rights and claims against, every stockholder, officer, or director, as such, past, present or future, are expressly waived and released by the Holder as a part of the consideration for the issuance hereof.

         11. AUTHORIZATION; NO CONFLICT. The borrowings hereunder, the execution and delivery of the Note and the performance by the Company of their respective obligations under this Agreement and the Note are within the corporate powers of the Company, have been authorized by all necessary corporate action, have received all necessary governmental approval (if any shall be required) and do not and will not contravene or conflict with any provision of law or of the charter or by-laws of the Company or of any agreement binding upon the Company.



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                                                       EXHIBIT 10.10.U; PAGE 10

         12. TRANSFER. Subject to the appropriate provisions of the Act and of
Section 8 hereof, this Note or any portion of the principal amount hereof in $200,000 increments thereof (or any remaining balance if any pre-payments have occurred pursuant to Section 2 hereof) is transferable on the records of the Company upon presentation of this Note, properly endorsed, at its principal office; upon such presentation and transfer a new Note or Notes will be issued. For the purposes of payment and all other purposes, the Company shall deem and treat the person in whose name this Note is registered as the absolute owner hereof and the Company shall not be affected by any notice to the contrary.

         13. MISCELLANEOUS.

              (a) Notwithstanding the foregoing, the Company promises to pay interest after maturity (whether by acceleration or otherwise, and before as well as after judgment) at the same rate as above provided prior to maturity on balances, if any, then outstanding.

              (b) Interest under this Note shall be computed on the basis of a thirty (30) day month and a year of 360 days for the actual number of days elapsed.

        IN WITNESS WHEREOF, the Company and HOH have caused this Note to be executed in Laguna Hills, California as of the day and year first above written.

THE "COMPANY"                               THE "HOLDER"

ELECTROPURE, INC.

By  /S/  CATHERINE PATTERSON                By  /S/ ANTHONY M. FRANK
   --------------------------------            ----------------------------
   Catherine Patterson                         Anthony M. Frank
   Chief Financial Officer



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                                                       EXHIBIT 10.10.U; PAGE 11


                                  APPENDIX ONE

                                ELECTROPURE, INC.
                                  COMMON STOCK

                       RIGHTS, PREFERENCES AND PRIVILEGES


Holders of Common Stock are entitled to one vote per share on all matters to be voted upon by the shareholders and except as may otherwise be required by law will vote with the holders of the Class B Common Stock and Convertible Preferred Stock as one class. Under California law, separate class voting is required for mergers or sales of substantially all the Company's assets. If, prior to the election of directors, any shareholder has given notice that he intends to cumulate his votes, then for the election of directors each shareholder may cumulate votes for any nominee, if the nominee's name was placed in nomination prior to the voting. In cumulative voting, each shareholder is entitled in the election of directors to vote one vote for each voting share held by him, multiplied by the number of directors to be elected and may cast all such votes for a single nominee for director or may distribute them among any two or more nominees as he sees fit.

The shares of Common Stock have no preemptive, subscription, conversion or redemption rights. Upon liquidation, dissolution or winding up of the Company, the holders of Common Stock are entitled to receive pro rata the assets of the Company which are legally available for distribution to shareholders, subject to the liquidation rights held by the Class B Common Stock and the Convertible Preferred Stock, and the prior rights, if any, which may be established in the future for the Preferred Stock. Holders of Common Stock are entitled to dividends when, as and if declared by the Board of Directors out of funds legally available therefor along with the holders of the Class B Common Stock, subject to any prior rights which may be granted in the future to holders of Preferred Stock.